Exhibit 21.1

	Date of	State or Other Jurisdiction of
Subsidiary Name	Incorporation	Incorporation or Organization
Subsidiaries of BBX Capital Corporation
BBX Partners, Inc.	3/26/1998	Florida
BBX Capital Asset Management, LLC	2/20/2012	Florida
Florida Asset Resolution Group, LLC	4/13/2012	Delaware
BBX Capital Partners, LLC	8/12/2013	Florida
BBX Sweet Holdings, LLC	10/2/2013	Florida
Renin Holdings LLC	10/21/2013	Delaware

Subsidiaries of Renin Holdings LLC
Renin US LLC	10/21/2013	Delaware
Renin Canada Corp	10/21/2013	British Columbia, CA

Subsidiaries of Renin Canada Corp
Renin UK Corp	10/21/2013	United Kingdom

Subsidiaries of BBX Sweet Holdings, LLC
The Hoffman Commercial Group, Inc.	5/10/1993	Florida
Good Fortunes East, LLC	9/15/2009	Florida
Boca Bons East, LLC	2/23/2010	Florida
B&B Bons, LLC	2/23/2010	Florida
Brea Enterprises, LLC	4/10/2007	Florida
S&F Good Fortunes, LLC	9/9/2009	Florida
Hoffchoc, LLC	10/10/2005	Florida
Hoffmans Chocolate, LLC	2/23/2012	Florida
Fantasy Chocolates, Inc.	7/24/1994	Florida
Chocolate Acquisition Sub, LLC	5/2/2014	Florida
Sweet Acquisitions CA1, LLC	6/1/2014	California
Sweet Acquisitions CA2, LLC	6/1/2014	California
Sweet Acquisitions CA3, LLC	9/1/2014	California
Anastasia Confections, Inc.	6/27/1984	Florida

Subsidiaries of BBX Partners, Inc.
Heartwood Partners 1, LLC	3/13/2009	Florida
Heartwood Partners 2, LLC	6/2/2009	Florida
Heartwood Partners 3, LLC	10/2/2009	Florida
Heartwood Partners 4, LLC	10/2/2009	Florida

Heartwood Partners 2, LLC
JRG/BBX Development, LLC	10/25/2013	Florida

Exhibit 21.1

	Date of	State or Other Jurisdiction of
Subsidiary Name	Incorporation	Incorporation or Organization
Subsidiaries of BBX Capital Asset Management, LLC
BBX Austin, LLC	12/15/2014	Florida
BBX Hialeah Apartments, LLC'	5/2/2014	Florida
Hialeah Multifamily, LLC	2/18/2014	Florida
BBX Residential Victoria Park, LLC	12/23/2013	Florida
Premier Flagler, LLC	6/5/2012	Florida
Banc Servicing Center, LLC	9/1/1995	Florida
Fidelity Service, LLC	10/1/1970	Florida
Fidelity Tax, LLC	3/7/2000	Florida
Heartwood 3, LLC	2/5/1991	Florida
Heartwood 4, LLC	2/5/1991	Florida
Heartwood 7, LLC	5/23/1991	Florida
Heartwood 11, LLC	5/23/1991	Florida
Heartwood 14, LLC	5/23/1991	Florida
Heartwood 18, LLC	6/2/1992	Florida
Heartwood 19, LLC	6/2/1992	Florida
Heartwood 21, LLC	2/8/1991	Florida
Heartwood 23, LLC	7/23/2009	Florida
Heartwood 24, LLC	10/9/2009	Florida
Heartwood 40, LLC	4/28/2010	Florida
Heartwood 42, LLC	4/28/2010	Florida
Heartwood 44, LLC	4/28/2010	Florida
Heartwood 47, LLC	4/28/2010	Florida
Heartwood 88, LLC	5/9/1988	Florida
Heartwood 90, LLC	11/13/1990	Florida
Heartwood 91, LLC	1/8/1991	Florida
Heartwood 91-2, LLC	7/8/1987	Florida
Heartwood 91-3, LLC	12/4/1985	Florida
Heartwood 91-4, LLC	1/10/1986	Florida
Heartwood 92, LLC.	5/26/2010	Florida
Bonterra Single-family Holdings, LLC	6/26/2014	Florida
Bonterra Multifamily Holdings, LLC	6/26/2014	Florida
BBX/S Millenia Blvd Investments, LLC	1/6/2015	Florida
BBX Gardens Multifamily, LLC	1/15/2015	Florida

Exhibit 21.1

	Date of	State or Other Jurisdiction of
Subsidiary Name	Incorporation	Incorporation or Organization
Subsidiaries of Bonterra Single-family Holdings, LLC
Bonterra Single-family Management, LLC	6/26/2014	Florida

Subsidiaries of Bonterra Single-family Management, LLC
Bonterra Single-family Real Estate, LLC	6/26/2014	Florida
Bonterra Single-family TIC, LLC	6/26/2014	Florida

Subsidiaries of Bonterra Multifamily Holdings, LLC
Bonterra Multifamily Management, LLC	6/26/2014	Florida

Subsidiaries of Bonterra Multifamily Management, LLC
Bonterra Multifamily Real Estate, LLC	6/26/2014	Florida

Subsidiaries of BBX/S Millenia Blvd Investments, LLC
BBX/S Millenia Blvd Holdings, LLC	1/15/2015	Florida

Subsidiaries of BBX/S Millenia Blvd Holdings, LLC
BBX/S Millenia Blvd Realty, LLC	1/6/2015	Florida

Subsidiaries of BBX Gardens Multifamily, LLC
Gardens Multifamily Holdings, LLC	1/6/2015	Florida

Subsidiaries of Gardens Multifamily Holdings, LLC
Gardens Multifamily Management, LLC	1/6/2015	Florida

Subsidiaries of Gardens Multifamily Management, LLC
Gardens Multifamily Real Estate LLC	1/6/2015	Florida

Subsidiaries of Florida Asset Resolution Group, LLC
FAR Holdings Group, LLC	10/4/2013	Florida
Heartwood 58, LLC	5/26/2010	Florida

Subsidiaries of FAR Holdings Group, LLC
Heartwood 2, LLC	2/5/1991	Florida
Heartwood 43, LLC	4/28/2010	Florida
Heartwood 55, LLC	4/28/2010	Florida
FAR 1, LLC	10/18/2012	Florida
FAR 2, LLC	2/14/2013	Florida
FAR 3, LLC	2/14/2013	Florida
FAR 4, LLC	2/14/2013	Florida
FAR 5, LLC	4/9/2013	Florida
FAR 6, LLC	7/18/2013	Florida

Subsidiaries of Heartwood 58, LLC
FT Properties, LLC	2/5/1991	Florida
Sunrise Atlantic, LLC	1/26/1990	Florida
Heartwood 45, LLC	4/28/2010	Florida
Heartwood 56, LLC	4/28/2010	Florida
Heartwood 57, LLC	5/26/2010	Florida

Subsidiary of Heartwood 7, LLC
Steeplechase Estates Community Association, Inc.	7/19/2005	Florida